EXHIBIT 10.1

                            NEW FRONTIER ENERGY, INC.

                        STOCK OPTION AND STOCK GRANT PLAN


                                    ARTICLE I
                                  INTRODUCTION
                                  ------------

     1.1 Establishment.
     ------------------
     New Frontier Energy, Inc., a Colorado corporation (hereinafter referred to as the "Company" except where the context otherwise requires), hereby establishes the New Frontier Energy Stock Option and Stock Grant Plan (the "Plan") for certain key employees, directors, consultants and other persons rendering substantial service to the Company. The Plan permits the grant of incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Options"), restricted stock awards, stock bonuses and other stock grants to certain key employees of the Company and others providing valuable service to the Company.

     1.2 Purposes.
     -------------
     The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.


                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

     2.1 Definitions.
     ----------------

     The following terms shall have the meanings set forth below:

          (a) "Award"
          -----------
          means an Option, a Restricted Stock Award, or other issuances of Stock hereunder.

          (b) "Board"
          -----------
          means the Board of Directors of the Company.

          (c) "Code"
          ----------
          means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d) "Committee"
          ---------------
          means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. The Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company, and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof. In the absence of appointment of a committee, the Board shall administer the Plan.

          (e) "Disabled" or "Disability"
          ------------------------------
          shall have the meaning given to such terms in Section 22(e)(3) of the Code.

          (f) "Effective Date"
          --------------------
          means the date on which the Plan was approved by the Board of Directors, June ___, 2003.

          (g) "Eligible Employees"
          ------------------------
          means those key employees (including, without limitation, officers, directors (whether or not they are also employees of the Company) and other individuals or entities providing substantial service to the Company upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Internal Revenue Code.

          (h) "Eligible Consultants"
          --------------------------
          means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

          (i) "Fair Market Value"
          -----------------------
          means the closing price of the Stock on a securities exchange, national market system, automated quotation system or bulletin board on which the Stock is traded or reported on a particular date. If the price of the Stock is not reported or quoted in any such medium, the Fair Market Value of the Stock on a particular date shall be as determined by the Committee.

          (j) "Incentive Option"
          ----------------------
          means an Option  designated  as such and  granted in  accordance  with
     Section 422 of the Code.

          (k) "Non-Qualified Option"
          --------------------------
          means any Option other than an Incentive Option.

          (l) "Option"
          ------------
          means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

          (m) "Option Holder"
          -------------------
          means a Participant who has been granted one or more Options under the Plan.

          (n) "Option Price"
          ------------------
          means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with Article V.

          (o) "Participant"
          -----------------
          means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

          (p) "Restricted Stock Award"
          ----------------------------
          means an award of Stock granted to a Participant pursuant to Article VI that is subject to certain restrictions imposed in accordance with the provisions of such Section.

          (q) "Share"
          -----------
          means a share of Stock.

          (r) "Stock"
          -----------
          means the $0.001 par value Common Stock of the Company.


                                   ARTICLE III
                               PLAN ADMINISTRATION
                               -------------------

     3.1 The Plan shall be administered by the Committee, or in the absence of appointment of a Committee, by the entire Board of Directors. All references in the Plan to the Committee shall include the entire Board of Directors if no such Committee is appointed.

     3.2 In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, the number of shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan.

     3.3 The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.

     3.4 The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of
counsel,   determines  that  shareholder  approval  is  otherwise  necessary  or desirable.

     3.5 Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                                   ARTICLE IV
                            STOCK SUBJECT TO THE PLAN
                            -------------------------

     4.1 Number of Shares.
     ---------------------
     Subject to the provisions regarding changes in capital described below, the number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan shall not exceed _________, plus an annual increase to be added on the day of each annual stockholders' meeting beginning with the annual stockholders' meeting in 2004, and if no meeting is held, then on the anniversary of the adoption of the Plan, equal to the least of the following amounts (i) 3% of the Company's outstanding shares on such date (rounded to the nearest whole share and calculated on a fully diluted basis, that is assuming the exercise of all outstanding stock options and warrants to purchase common stock) or (ii) an amount determined by the Board. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. This authorization may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

     4.2 Other Shares of Stock.
     --------------------------
     Any Shares that are subject to an Option that expires or for any reason is terminated unexercised shall automatically become available for use under the Plan.

     4.3 Adjustments for Stock Split, Stock Dividend, Etc.
     -----------------------------------------------------
     If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

     4.4 General Adjustment Rules.
     -----------------------------
     No adjustment or substitution provided for in this Article IV shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share.

                                    ARTICLE V
                                     OPTIONS
                                     -------

     5.1 Grant of Options.
     ---------------------
     The Committee in its sole discretion shall designate each Participant in the Plan and whether the granted Option is an Incentive Option or a Non-Qualified Option. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee or Eligible Consultant at the same time or at different times. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

     5.2 Stock Option Agreements.
     ----------------------------
     Each Option granted under the Plan shall be evidenced by a written stock option agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 5.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

          (a) Number of Shares.
          ---------------------
          Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

          (b) Price.
          ----------
          The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Certificate, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date an Incentive
     Option is granted. Furthermore, no ten percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

          (c) Duration of Options; Restrictions on Exercise.
          --------------------------------------------------
          Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on Option exercise during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

     5.3 Termination of Services, Death, Disability, Etc.
     ----------------------------------------------------
     The Committee may specify at the time of granting the Option but not thereafter the period, if any, after which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 5.3 shall be limited to determining the consequences of a termination and nothing in this subsection 5.3 shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

          (a) If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 5.3, "cause" shall mean a violation, as determined by the Company, of the Company's established policies and procedures.

          (b) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

          (c) If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (b) above or the three-month period referred to in (d) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

          (d) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

     5.4 Manner of Exercise.
     -----------------------

          (a) The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. A properly executed agreement representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefore. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Agreement evidencing the Option on the remaining shares upon delivery of the Option Agreement for the Option being exercised.

          (b) The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

               (i) in cash;

               (ii) by certified, cashier's check or other check acceptable to the Company, payable to the order of the Company;

               (iii) by delivery to the Company of Agreements or certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of Agreements or certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the Agreements or certificates for the Stock used as payment of the Option Price; or

               (iv) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock sufficient to pay the exercise price or of a loan from the broker to the Option Holder required to pay the Option Price.

          (c) Date of  Grant.
          -------------------
          An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

          (d) Withholding.
          ----------------

               (i) Non-Qualified Options.
               --------------------------
               Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in Article IX.

               (ii) Incentive Options.
               -----------------------
               If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the
          Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

     5.5 Restrictions on Incentive Options.
     --------------------------------------

          (a) Initial Exercise.
          ---------------------
          The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

          (b) Ten Percent Stockholders.
          -----------------------------
          Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

     5.6 Shareholder Privileges.
     ---------------------------
     No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.


                                   ARTICLE VI
                             RESTRICTED STOCK AWARDS
                             -----------------------

     6.1 Grant of Restricted Stock Awards.
     -------------------------------------
     Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

     6.2 Restrictions.
     -----------------
     A Participant's right to retain a Restricted Stock Award granted to him under Section 6.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. In the event of a Participant's termination of employment or consulting services for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

     6.3 Privileges of a Stockholder, Transferability.
     -------------------------------------------------
     A Participant shall not posses or exercise any voting, dividend, liquidation or other rights with respect to Stock granted under the Plan unless and until any restrictions issued in connection with the Stock have been satisfied by the Participant. Upon the satisfaction of those conditions, if any, the Participant shall be entitled to exercise and possess voting, dividend, liquidation and other rights with respect to the Stock in accordance with its terms received by the Participant under this section.

     6.4 Enforcement of Restrictions.
     --------------------------------
     The Committee shall cause a legend to be placed on the Stock Certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 6.2 and 6.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 6.2 and 6.3:

          (a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

          (b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.


                                   ARTICLE VII
                                  STOCK BONUSES
                                  -------------

     The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.


                                  ARTICLE VIII
                            OTHER COMMON STOCK GRANTS
                            -------------------------

     From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.


                                   ARTICLE IX
                                   WITHHOLDING
                                   -----------

     9.1 Withholding Requirement.
     ----------------------------
     The Company's obligations to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

                                    ARTICLE X
                               GENERAL PROVISIONS
                               ------------------

     10.1 Service.
     -------------
     Nothing contained in the Plan or in any Award, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

     10.2 Nontransferability.
     ------------------------
     No right or interest of any Participant in an Option, a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.

     10.3 Restricted Stock; Investment Representations.
     --------------------------------------------------
     Unless previously registered with the Securities and Exchange Commission, all Options, Stock and other awards will be in the form of restricted securities, will be issued pursuant to an exemption from the registration requirements of applicable federal and state law and will be restricted from transfer by the recipient. The Company may choose to register the securities in its sole and absolute discretion, but shall have no obligation to do so. The Company may require any person to whom an Option or Restricted Stock Award is granted, as a condition of exercising such Option or receiving such Restricted Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock Certificates.

     10.4 Compliance with Securities Laws.
     -------------------------------------
     Each Option and Restricted Stock Award grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.


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



     10.5 Withholding Requirement.
     -----------------------------
     The Company's obligations to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

     10.6 Duration.
     --------------
     Unless sooner terminated by the Board of Directors, the Plan shall terminate on June ___, 2013, and no Option, Restricted Stock Award, other Award or Stock shall be granted, after such termination. Options, Restricted Stock Awards and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

     10.7 Governing Law.
     -------------------
     The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.






Dated:            , 2003
      -----------
                                                       NEW FRONTIER ENERGY, INC.
ATTEST:


                                           By:
-------------------------                      ---------------------------------
                                               Paul G. Laird, President


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